Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Surgalign Holdings, Inc. (the "Company") on Form 10-Q/A for the quarter ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathon M. Singer, Chief Financial and Operating Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 24, 2021

/s/ Jonathon M. Singer
	Name:	Jonathon M. Singer
	Title:	Chief Financial and Operating Officer